Exhibit 24.1

                              POWER OF ATTORNEY


      THE UNDERSIGNED director of Culp, Inc. (the "Company") hereby appoints Phillip W. Wilson and Kathy J. Hardy and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-8 pursuant to the
Securities Act of 1933, as amended (the "Act"), for the purpose of registering 106,000 shares of the Company's common stock, $.05 par value per share ("Common Stock"), to be issued upon the exercise of options granted under the Culp, Inc. 1997 Performance-Based Option Plan (the "1997 Plan") and the associated rights to purchase preferred stock ("Rights") to be issued upon the exercise of such options pursuant to the Rights Agreement, dated as of October 8, 1999 (the "Rights Agreement") between the Company and Equiserve Trust Company, N.A., as Rights Agent, (ii) a registration statement on Form S-8 pursuant to the Act for the purpose of registering an additional 350,000 shares of Common Stock to be issued upon the exercise of options granted under the Culp, Inc. 1993 Stock Option Plan (the "1993 Plan") and the associated Rights to be issued upon the exercise of such options pursuant to the Rights Agreement, (iii) any and all amendments, including post-effective amendments, and exhibits to such registration statements, and (iv) any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statements or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the 1997 Plan and the 1993 Plan and the associated Rights.


      EXECUTED on the 27th day of February, 2001.



                                           /s/ Robert T. Davis
                                           ------------------------------
                                           Robert T. Davis

                                                                  Exhibit 24.2
                              POWER OF ATTORNEY


      THE UNDERSIGNED director of Culp, Inc. (the "Company") hereby appoints Phillip W. Wilson and Kathy J. Hardy and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-8 pursuant to the
Securities Act of 1933, as amended (the "Act"), for the purpose of registering 106,000 shares of the Company's common stock, $.05 par value per share ("Common Stock"), to be issued upon the exercise of options granted under the Culp, Inc. 1997 Performance-Based Option Plan (the "1997 Plan") and the associated rights to purchase preferred stock ("Rights") to be issued upon the exercise of such options pursuant to the Rights Agreement, dated as of October 8, 1999 (the "Rights Agreement") between the Company and Equiserve Trust Company, N.A., as Rights Agent, (ii) a registration statement on Form S-8 pursuant to the Act for the purpose of registering an additional 350,000 shares of Common Stock to be issued upon the exercise of options granted under the Culp, Inc. 1993 Stock Option Plan (the "1993 Plan") and the associated Rights to be issued upon the exercise of such options pursuant to the Rights Agreement, (iii) any and all amendments, including post-effective amendments, and exhibits to such registration statements, and (iv) any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statements or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the 1997 Plan and the 1993 Plan and the associated Rights.


      EXECUTED on the 7th day of March, 2001.



                                           /s/ H. Bruce English
                                           ------------------------------
                                           H. Bruce English

                                                                  Exhibit 24.3
                              POWER OF ATTORNEY


      THE UNDERSIGNED director of Culp, Inc. (the "Company") hereby appoints Phillip W. Wilson and Kathy J. Hardy and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-8 pursuant to the
Securities Act of 1933, as amended (the "Act"), for the purpose of registering 106,000 shares of the Company's common stock, $.05 par value per share ("Common Stock"), to be issued upon the exercise of options granted under the Culp, Inc. 1997 Performance-Based Option Plan (the "1997 Plan") and the associated rights to purchase preferred stock ("Rights") to be issued upon the exercise of such options pursuant to the Rights Agreement, dated as of October 8, 1999 (the "Rights Agreement") between the Company and Equiserve Trust Company, N.A., as Rights Agent, (ii) a registration statement on Form S-8 pursuant to the Act for the purpose of registering an additional 350,000 shares of Common Stock to be issued upon the exercise of options granted under the Culp, Inc. 1993 Stock Option Plan (the "1993 Plan") and the associated Rights to be issued upon the exercise of such options pursuant to the Rights Agreement, (iii) any and all amendments, including post-effective amendments, and exhibits to such registration statements, and (iv) any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statements or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the 1997 Plan and the 1993 Plan and the associated Rights.


      EXECUTED on the 19th day of March, 2001.



                                           /s/ Patrick B. Flavin
                                           ------------------------------
                                           Patrick B. Flavin

                                                                  Exhibit 24.4
                              POWER OF ATTORNEY


      THE UNDERSIGNED director of Culp, Inc. (the "Company") hereby appoints Phillip W. Wilson and Kathy J. Hardy and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-8 pursuant to the
Securities Act of 1933, as amended (the "Act"), for the purpose of registering 106,000 shares of the Company's common stock, $.05 par value per share ("Common Stock"), to be issued upon the exercise of options granted under the Culp, Inc. 1997 Performance-Based Option Plan (the "1997 Plan") and the associated rights to purchase preferred stock ("Rights") to be issued upon the exercise of such options pursuant to the Rights Agreement, dated as of October 8, 1999 (the "Rights Agreement") between the Company and Equiserve Trust Company, N.A., as Rights Agent, (ii) a registration statement on Form S-8 pursuant to the Act for the purpose of registering an additional 350,000 shares of Common Stock to be issued upon the exercise of options granted under the Culp, Inc. 1993 Stock Option Plan (the "1993 Plan") and the associated Rights to be issued upon the exercise of such options pursuant to the Rights Agreement, (iii) any and all amendments, including post-effective amendments, and exhibits to such registration statements, and (iv) any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statements or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the 1997 Plan and the 1993 Plan and the associated Rights.


      EXECUTED on the 26th day of February, 2001.



                                           /s/ Patrick H. Norton
                                           ------------------------------
                                           Patrick H. Norton

                                                                  Exhibit 24.5
                              POWER OF ATTORNEY


      THE UNDERSIGNED director of Culp, Inc. (the "Company") hereby appoints Phillip W. Wilson and Kathy J. Hardy and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-8 pursuant to the
Securities Act of 1933, as amended (the "Act"), for the purpose of registering 106,000 shares of the Company's common stock, $.05 par value per share ("Common Stock"), to be issued upon the exercise of options granted under the Culp, Inc. 1997 Performance-Based Option Plan (the "1997 Plan") and the associated rights to purchase preferred stock ("Rights") to be issued upon the exercise of such options pursuant to the Rights Agreement, dated as of October 8, 1999 (the "Rights Agreement") between the Company and Equiserve Trust Company, N.A., as Rights Agent, (ii) a registration statement on Form S-8 pursuant to the Act for the purpose of registering an additional 350,000 shares of Common Stock to be issued upon the exercise of options granted under the Culp, Inc. 1993 Stock Option Plan (the "1993 Plan") and the associated Rights to be issued upon the exercise of such options pursuant to the Rights Agreement, (iii) any and all amendments, including post-effective amendments, and exhibits to such registration statements, and (iv) any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statements or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company"s Common Stock offered or to be offered pursuant to the 1997 Plan and the 1993 Plan and the associated Rights.


      EXECUTED on the 1st day of March, 2001.



                                           /s/ Earl N. Phillips
                                           ------------------------------
                                           Earl N. Phillips

                                                                  Exhibit 24.6
                              POWER OF ATTORNEY


      THE UNDERSIGNED director of Culp, Inc. (the "Company") hereby appoints Phillip W. Wilson and Kathy J. Hardy and each of them singly, as the undersigned's lawful agent and attorney-in-fact, with full power of substitution and resubstitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-8 pursuant to the
Securities Act of 1933, as amended (the "Act"), for the purpose of registering 106,000 shares of the Company's common stock, $.05 par value per share ("Common Stock"), to be issued upon the exercise of options granted under the Culp, Inc. 1997 Performance-Based Option Plan (the "1997 Plan") and the associated rights to purchase preferred stock ("Rights") to be issued upon the exercise of such options pursuant to the Rights Agreement, dated as of October 8, 1999 (the "Rights Agreement") between the Company and Equiserve Trust Company, N.A., as Rights Agent, (ii) a registration statement on Form S-8 pursuant to the Act for the purpose of registering an additional 350,000 shares of Common Stock to be issued upon the exercise of options granted under the Culp, Inc. 1993 Stock Option Plan (the "1993 Plan") and the associated Rights to be issued upon the exercise of such options pursuant to the Rights Agreement, (iii) any and all amendments, including post-effective amendments, and exhibits to such registration statements, and (iv) any and all applications or other documents to be filed with the Commission or otherwise pertaining to such registration statements or amendments, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of the shares of the Company's Common Stock offered or to be offered pursuant to the 1997 Plan and the 1993 Plan and the associated Rights.


      EXECUTED on the 26th day of February, 2001.



                                           /s/ Judith C. Walker
                                           ------------------------------
                                           Judith C. Walker